Exhibit 99.1

from Mother Nature’s top shelf TM Investor presentation – Q1 2016 (ticker: LTEA)

Long island iced tea corp. - Investor presentation - q1 2016 Disclaimer THIS PRESENTATION CONTAINS “FORWARD - LOOKING STATEMENTS.” THESE FORWARD - LOOKING STATEMENTS INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE EXPECTED RESULTS. ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD - LOOKING STATEMENTS . LONG ISLAND ICED TEA CORP. (“LIIT”) UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD - LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. IMPORTANT FACTORS, AMONG OTHERS, THAT MAY AFFECT ACTUAL RESULTS INCLUDE: LIIT’S ABILITY TO IMPLEMENT ITS BUSINESS PLAN; LIIT OBTAINING THE NECESSARY FINANCING TO OPERATE ITS BUSINESS; LOSS OF KEY PERSONNEL; CHANGES IN ECONOMIC CONDITIONS GENERALLY; LEGISLATIVE AND REGULATORY CHANGES; AND THE DEGREE AND NATURE OF LIIT’S COMPETITION. THIS PRESENTATION ALSO INCLUDES ESTIMATED 2015 RESULTS. SUCH ESTIMATED RESULTS MAY DIFFER FROM ACTUAL RESULTS THAT LIIT REPORTS FOLLOWING COMPLETION OF ITS AUDIT AND OTHER FINANCIAL AND ACCOUNTING PROCEDURES. LIIT MAKES NO REPRESENTATION OR WARRANTY AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED IN THIS PRESENTATION. THIS PRESENTATION IS NOT INTENDED TO BE ALL - INCLUSIVE OR TO CONTAIN ALL THE INFORMATION THAT A PERSON MAY DESIRE IN CONSIDERING AN INVESTMENT IN LIIT AND IS NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION IN LIIT . THIS PRESENTATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

I. Executive Summary (pages 4 - 8) II. Ready - to - drink TEA ( pages 9 - 20) III. Capital, funding & Financials (pages 21 - 26)

LONG ISLAND ICED TEA OVERVIEW

LONG ISLAND ICED TEA is a premium, better for you Iced Tea made with all natural non-GMO ingredients. The brand was created in Long Island and captures the spirit, attitude and lifestyle associated with the Original Long Island Iced Tea

LONG ISLAND ICED TEA offers a premium liquid at an affordable price, with all natural ingredients:

- Cane sugar (not high fructose corn syrup)
- Non-GMO
- Hot filled, brewed from real tea (not from concentrate or powder)
- Sucralose (Splenda) used in diet products

LONG ISLAND ICED TEA is strongly positioned in a large and growing beverage segment:

- $5.3bn US market in 2014 - 6.1% growth 2009-2014[1]
- 10.2% CAGR growth projected 2014-2019[1]
- Growing international tea markets

LONG ISLAND ICED TEA has seen outstanding early results:

- Distribution in 3 states from 2011, with 8 more states 2015/2016
- 2015E net sales of $1.9mn[2] and case volumes of 333,000[2]
- YoY net sales growth of 113% in Q4 2015[2]

LONG ISLAND ICED TEA Corp is a publicly listed company and has solid Board/governance structure:

- OTCQB - (Ticker: LTEA)
- $7.5mn capital deployed to date
- Strong Board of Directors, Industry focused Advisory Board - 100+ years of beverage experience


THE ORIGINAL
Long Island
ICED TEA
LEMON

1) *Source: IBISWorld Industry Report "RTD Tea Production in the US" December 2014*

2) *Estimated 2015 results may differ from actual results that the Company reports following completion of its audit and other financial and accounting procedures; case figures calculated from typical selling price using 12 pack 20oz bottle equivalents*

LONG ISLAND ICED TEA CORP. - INVESTOR PRESENTATION - Q1 2016 4

EXECUTIVE MANAGEMENT BEVERAGE EXPERTS

Philip Thomas (Chairman & CEO)

- Over 20+ years of beverage experience
- Revitalized a 45 year old family owned food and beverage distribution business, **Magnum Enterprises**, in 2003 by creating strategic partnerships with **Coca-Cola** and **Vitamin Water**
- Founded **Capital Link** in 2005, involved in a nationally recognized ATM processing network that funds over 13,000 ATMs in all 50 states

Peter Dydensborg (COO)

- 30+ years of experience in the distribution and building of brands within large corporations, including **Kellogg's**, **The Keebler Company**, **Coca Cola** and **Thomas' English Muffins**
- Previously the Director of Sales for **Phoenix Beverages** - 2004 until joining LIIT in 2014
- Senior Zone Manager at Keebler (which was later acquired by Kellogg's) - 1994 to 2004

Joseph Caramele (VP, National Sales & Marketing)

- Nearly 10 years of iced tea experience with **Arizona Beverages USA**, most recently as Executive National Sales Director
- Managed team of 85 individuals and portfolio of over 100 accounts totaling $750mn in sales


Long Island
ICED TEA
MANGO

Julian Davidson (Senior Consultant)

- 25 years in the beverage industry, primarily in Australia and New Zealand
- CEO of **Independent Liquor NZ** (7 years - NZ/US/CAN) - sold to **Asahi** in 2011 for $1.5bn
- Transitioned Independent Liquor NZ from a single focus RTD business to a multi-beverage business (RTD's/Beer/Cider/Spirits)
- Previously spent 15 years at **Lion Nathan**, an Australasian brewery subsidiary of **Kirin Holdings**

Senior team in place and poised for growth/success
New capital targeted at in-market expansion

LONG ISLAND ICED TEA CORP. - INVESTOR PRESENTATION - Q1 2016 5

ADVISORY BOARD HANDS ON INDUSTRY VETERANS

Tom Cardella is the former President and CEO of Tenth and Blake Beer Company, an independent division of **MillerCoors** focused on craft and import beers. The company's brands include **Blue Moon**, Pilsner Urquell, **Leinenkugel's**, Peroni Nastro Azzurro, Batch 19 and Colorado Native. He also served as Chairman of the Board of Directors for the **Jacob Leinenkugel Brewing Company**. Mr. Cardella is a 30-year veteran of the global beer industry. Previously he served as eastern division president for MillerCoors, where he was responsible for driving the business in the MillerCoors eastern division, including its sales volume, profit contribution and share growth. Prior to that, he was executive vice president of sales and distribution for Miller Brewing Company, a position he took in August 2006. Mr. Cardella serves on the Board of Directors for the **Green Bay Packers**, United Way of Greater Milwaukee and Metropolitan Milwaukee Association of Commerce.

John Carson is the former President, CEO and Chairman of several leading beverage companies including **Marbo** and **Triarc Beverages**, both private equity backed corporations. He led the expansion of the **Tampico** brand throughout new markets. Mr. Carson also led the acquisition and integration of **Snapple Beverages** as Chairman of Triarc Beverages (RC Cola). He expanded Triarc's business internationally by leading negotiations in China, Japan, Mexico, South America, Russia and Poland. Mr. Carson sold the entire beverage portfolio of Triarc to Cadbury Schweppes. He is the former President of **Cadbury Schweppes** North America where he led the expansion of the Schweppes brand beyond mixers and into Adult Soft Drinks.

Dan Holland is the former CEO of **XXIV Karat Wines**, which was founded in 2012 and offers the first gold infused sparkling wine. He is the former President and CEO of **The Rising Beverage Co** (Los Angeles, CA) and prior to that served as an adviser for First Beverage Group (Los Angeles, CA). Mr. Holland began his career at **Mission Beverage**, also based in Los Angeles, where he served as president for 15 years. During his tenure as president of Mission Beverage, Mr. Holland served on many distributor/supplier councils for companies including Coors Brewing Co., **Heineken**, Guinness, **Anheuser-Busch InBev** and **Glaceau**.

Bump Williams is the President and CEO of The BWC Company, a consulting company that works across the entire 6-tier network of beverages. Mr. Williams began his career at **Procter & Gamble** where he developed a National Sales Program (Publishers Clearing House) that incorporated all P&G brands being merchandised across the United State with key national retailers. In 1986 he left P&G to head up Analytics and National Accounts at the **A.C. Nielsen Company** where he developed the industry's first Beverage Vertical servicing a multitude of manufacturers, retailers and distributors. In 1994 he joined Information Resources, Inc. as the President of Global Consulting where he was responsible for the use of store-level data and consumer segmentation analyses that allowed the beverage industry to develop specific advertising, point of sale and new product launches at targeted consumers and specific demographic audiences. In 2008, Mr. Williams resigned his post at IRI and retired but has continued to provide consulting to several retailers to conduct analyses on the health of their beverage business and determine business plans and strategies designed to capitalize on changing consumer purchase behavior. He works with **brewers, distillers, vintners, retailers, importers, private equity, Wall St. and investment companies, large and small from around the globe** on new product launches, pricing and promotion analytics, mergers and acquisitions, market expansion and strategic business planning. Mr. Williams serves on several boards of directors and advisors across the beverage alcohol and non-alcoholic beverage community.

Industry veterans engaging monthly at a strategic and operational level

LONG ISLAND ICED TEA CORP. - INVESTOR PRESENTATION - Q1 2016 6

Long island iced tea corp. - Investor presentation - q1 2016 Investment thesis Long Island Iced Tea ▪ A unique beverage company with ‘1 st to market’ positioning to take advantage of the ‘ Long Island Iced Tea ’ brand, an iconic and globally recognized beverage ▪ Significant brand equity and name recognition stemming from the awareness of ‘Long Island’ ▪ Outstanding distribution success, with Northeast growth developed on a sustainable basis. Strong demand from distributors, retailers and consumers ▪ E xperienced management team leading the revenue, equity and earnings growth of the brand Growth Plans & Ambitions ▪ A ‘top line’ revenue growth led business, with solid P&L overview/governance ▪ Driving margins towards industry benchmarks, as scale delivers purchasing, manufacturing, route to market and promotional efficiencies ▪ Acquiring regional & statewide distributors, regional chains and national chains, on a progressive sustainable basis ▪ International expansion into established and emerging NARTD geographies Long Island Iced Tea is taking advantage of the market shift away from carbonated soft drinks. $5.3bn NARTD Tea market (2014) growing at 10% annually through 2019¹ 7 1) Source: IBISWorld Industry Report “RTD Tea Production in the US” December 2014

INVESTMENT THESIS KEY INGREDIENTS FOR SUCCESS

Capitalizing on globally recognized brand name

NARTD Tea

- Premium liquid brewed from real tea, using cane sugar and non-GMO ingredients
- Hard work is done, significant capital invested to date, distribution expanding rapidly, company at inflection point
- 2015E net sales of $1.8mn, up 50% on 2014[1]
- LIIT had a 4.6% market share in a northeast supermarket chain with over 200 locations throughout PA, NJ, NY and CT
  - Distribution in 3 states from 2011, with 8 more states 2015/2016
  - A 2% national market share = $106mn annual revenue[2]
  - Bai Brands received $500mn valuation, with $50mn 2014 revenue and $125mn 2015E revenue[3]
- Entering gallons market – Arizona is only strong competitor

Corporate

- High quality management – entrepreneur, consumer brand distribution & public accounting
- Potential name change to 'The Original Long Island Company' to reflect heritage position, and provide umbrella for multiple brands (beverage and other)
- Publicly listed on OTC (OTCQB:LTEA), potential NASDAQ up-listing in 2H 2016
- Experienced Advisory Board to help execute strategy

1) *Excludes all Costco sales; financial data estimated for Q4 2015*
2) *Source: IBISWorld Industry Report "RTD Tea Production in the US" December 2014*
3) *Source: BevNet "Bai-Popping Number: DPS Investment Based on $500M Valuation" April 2015*

LONG ISLAND ICED TEA CORP. - INVESTOR PRESENTATION - Q1 2016 8

Ready - to - drink tea from Mother Nature’s top shelf TM

BRAND HISTORY

Spring 2011	Test pilot in New York Metro Area
July 4, 2011	Official launch of 20oz in 7 flavors
Spring 2014	Revitalization of logo and packaging
Summer 2014	Roadshows in Costco and Sam's Club locations, Northeast marketing campaign and PR Blitz
September 2014	Rollout of 60 calorie bottle to schools
Spring 2015	Expansion into Florida, Virginia, Massachusetts, New Hampshire and Rhode Island
April 2015	ESPN marketing partnership through August 2015
June – Sep 2015	Established gallon placement: A&P, ShopRite, Best Yet Markets, Key Food, Food Bazaar, Western Beef and more
July 2015	Sam's Club Roadshows and supermarket chains in Florida
September 2015	New flavor introduction - Southern Sweet Tea
November 2015	Rollout of gallons bottles in ShopRite




Long Island
ICED TEA
MANGO

LONG ISLAND ICED TEA CORP. - INVESTOR PRESENTATION - Q1 2016 10

THE MARKET

Disrupting traditional segmentation with (1) premium, non-GMO ingredients and (2) mass market pricing


2014 $5.3bn NARTD Tea market forecast to grow at 10% CAGR through 2019[1]
10.2% CAGR
$5bn
NARTD TEA
(3.1%) CAGR[2]
$71bn
Carbonated Soft Drinks
$167bn
Non-Alcoholic Beverages
$28bn
Functional Beverages
$30bn
Fruit / Vegetable Juice
Beverages
$33bn
Bottled Water
Alcoholic Beverages
Super/Ultra Premium
Premium - Mass Market
Artificial/ Low End

	Common Uses & Functions	Consumer Profiles
Super/Ultra Premium	All natural ingredients and best practice: premium tea leaves, no preservatives, no additives, and uses "hot filled" process	Health conscious, affluent, pays a premium, brand loyal
Premium - Mass Market	Quality product, but less focus on organic ingredients, being non-GMO, environmentally sustainable, sugar levels	Semi price conscious consumer, but willing to pay more for slightly higher quality ingredients
Artificial/ Low End	Inexpensive product: high sugar content, preservatives/additives, artificial flavoring and coloring. May not use real tea leaves, uses "cold filled" process	Price sensitive consumers / value shoppers



Brand	Market Share[1]
Arizona	17.5%
Lipton	16.1%
Brisk Iced Tea	11.2%
Snapple	7.7%
Gold Peak	5.8%
Arizona Arnold Palmer	5.7%

1) *Source: Euromonitor International Report "RTD Tea in the US" March 2015*
2) *2013-18 CAGR; Source: First Beverage Group Report "The evolving Non-Alcoholic Beverage Landscape" March 2015*

LONG ISLAND ICED TEA CORP. - INVESTOR PRESENTATION - Q1 2016 11

Long island iced tea corp. - Investor presentation - q1 2016 The brand from mother nature’s top shelf TM Beverage Made - in - America , premium iced tea offered at an affordable price; cane sugar and non - GMO BRAND G lobally recognized name ‘Long Island’, potential to expand into other product offerings CONSUMER Inspires refreshment, sunny days and relaxation associated with summer and the beach MARKETING D rawing upon the equity of the legendary cocktail and geographic region 12

Long island iced tea corp. - Investor presentation - q1 2016 Domestic/national opportunities Distribution, share, scale and pricing opportunities available in a $5.3bn market 1 13 1) Source : IBISWorld Industry Report “RTD Tea Production in the US” December 2014 2) Source : uscensus.gov Market Growth • US Non - Alcoholic Ready - to - Drink (“NARTD”) Tea market generated 2014 revenue of $5.3bn with expected growth of +10% annually through 2019¹ • Market growth over the 3 year plan horizon (2016 – 2018) is $1.9bn Geographic Distribution • Distributed in 11 states (pop. of 90mn); additional 39 states for growth (pop. of 231mn)² Growth in existing states / points of distribution • LIIT continues to expand distribution throughout the eastern seaboard, advancing shelf presence in stores such as ShopRite, Stop & Shop, Big Y, Acme, Key Food and Western Beef • Where LIIT achieves quality distribution – a market share of 4.5% has been achieved National Chains • New resourcing and established regional positioning allows negotiations to commence with National Chains • Key strategic hire of Joe Caramele in January 2016, with his previous position as National Sales Director at Arizona Beverages Pricing • Reconfiguration of packaging to increase net revenue Packaging • Multipack 12 packs and Gallons to increase consumer basket size at each purchase occasion Scale • Increases in scale introduce purchasing, manufacturing, promotional efficiencies A 2% LIIT national market share would equate to revenue of $106mn on 2014 market, $155mn on 2018 market estimates

Long island iced tea corp. - Investor presentation - q1 2016 7 8 8 17 21 0 7 12 22 30 $0.0 $0.5 $1.0 $1.5 $2.0 0 5 10 15 20 25 30 35 YE2011 YE2012 YE2013 YE2014 YE2015 Thousands Total Distributors / States¹ Chain Accounts¹ LTM Net Sales by Quarter² $1.0 $0.8 $1.2 $1.8 2012 2013 2014 2015E solid DISTRIBUTION PROGRESS ▪ 2015E net sales of $ 1.8mn² (excl. Costco) ▪ 2015E case volume of 313,000² ( excl. Costco) ▪ YoY net sales growth of 113% in Q4 15² (excl. Costco) Net Sales, excl. Costco ($ mn )² Total Distributors/Chain Accounts LTM Net Sales ( mn ) 2011 - 2015 YE 2016 2017 & Ongoing Geographic Expansion Steady sustainable growth in states, distributors and major regional customers Solid base built in Northeast, with expansion programmed from 2016 2 2 4 4 11 14 1) As at the end of each financial year 2) Excludes all Costco sales; Financial data estimated for Q4 2015; case figures calculated from typical selling price using 12 pack 20 o unc e bottle equivalents

Long island iced tea corp. - Investor presentation - q1 2016 Key regional key chain accounts 2016 2015 2014 2013 2012 Major Chain Growth by Year Steady progressive growth year by year 15 1) Total shelving fees paid of $12,250 from 2011 through May 2014 2) Subsidiary of Bed Bath and Beyond 2016 2015 2014 2013 2012 Minimal to nil shelving fees paid over the first three years¹ Recent Significant Additions ▪ Sedano’s Supermarkets - FEB ‘16 ▪ Big Y - FEB ‘16 ▪ Christmas Tree Shops - FEB ’16²

Long island iced tea corp. - Investor presentation - q1 2016 16 VPO’s ¹ in existing customer base will increase significantly in 2016 Improving throughputs per point of distribution Case Study 1 Case Study 2 Leading National Chain (NJ NY CT activity) State Customer (NY) VPO Enhancement Action 2014A 2016E 2014A 2016E Chain space gains (linear footage gains on shelf) 0 1,000 2 25 300 3 # of promotions per year (ads , special features, temporary price reductions) 2 6 4 12 Estimated gallon & 20oz volume per year (20oz case equivalents) 35,000 75,000 5,500 63,000 Advertising features per year (in the retailers catalogue ) 0 3 0 20 1) Volume per Outlet 2) ~250 stores (4 feet per store) 3) ~30 stores (10 feet per store)

INDUSTRY PRICING & MARGIN

Initial priority is topline growth

Scale will push margins to trend to industry benchmark

Per Case Economics for Long Island 20oz Bottles

	Long Island Iced Tea	Distributors	Retailers
Net Sales	$6.42	$8.90[1]	$15.00[1]
Cost of Goods Sold		($6.42)	($8.90)
Gross Profit		$2.48	$6.10
Gross Margin	~20-30%	28%	41%



Industry Average/Benchmark Gross Margin
Gross Margin
For illustrative purposes only
Current Gross Margin
Production Scale Efficiency
Promotional Scale Efficiency
Purchase Benefit
Packaging Reconfiguration
Other
Potential Future Gross Margin

- LIIT indexes below industry benchmark gross margin as it grows its top line
- LIIT however has a clear roadmap to achieve industry benchmark gross margins as the company increases scale

1) *Estimates based on average chain price per case: $9.25 every day low price and $8.50 promotional price*

LONG ISLAND ICED TEA CORP. - INVESTOR PRESENTATION - Q1 2016 17

Long island iced tea corp. - Investor presentation - q1 2016 Price points and competitor positioning ¹ $1.49 16oz $1.49 18.5oz $0.99 23oz $1.25 $2.79 $3.49 Gal 18 LIIT Value Offer Super premium q uality at a mass market price $1.29 16oz $1.49 18.5oz $1.59 16oz 1) All prices as at 2/25/2016 in Stop & Shop Supermarkets, or www.Peapod.com 2) Average Retail Price Premium (Mass Market) ARP 2 : $1.25 - $1.39 Super/ Ultra Premium ARP 2 : $1.49 - $1.69 Value/Bargain (Mass Market) ARP 2 : $0.85 - $1.00 $5.99 16.9oz - 12 pack ($.49/unit) $1.69 16oz $3.69 Gal $2.19 16oz $1.39 16oz

Long island iced tea corp. - Investor presentation - q1 2016 0 10,000 20,000 30,000 1/3/15 1/24/15 2/14/15 3/7/15 3/28/15 4/18/15 5/9/15 5/30/15 6/20/15 7/11/15 Northeast Supermarket Chain (over 200 locations in PA , NY, NJ & NY) Unit Sales by week¹ #3 - Arizona #4 - Long Island Iced Tea #7 - Sweet Leaf #5 - Honest Tea #6 - Gold Peak Market Share Quality Distribution Drives High Share 19 1) Source: 1010data; graph excludes top two brands of Snapple and Lipton Pure Leaf The 4th most popular iced tea brand in a northeast supermarket chain (4.6 % market share ), only behind Snapple (#1), Lipton (#2) and Arizona (#3)

Long island iced tea corp. - Investor presentation - q1 2016 Other growth opportunities International Secured a NARTD export contract with a chain of grocery and convenience stores in South Korea In discussion with distributors in New Zealand and Australia Exploring licensing opportunities globally Private Label Secured a private label contract with Western Beef, 28 high volume supermarkets , operating in NY, NJ and FL Exploring additional private label opportunities to accelerate scale and efficiencies in purchase of raw materials and the manufacture and freighting of its products Alcohol Exploring entering the $200bn domestic US alcohol market, leveraging off the name ‘Long Island Iced Tea’ LIIT has a number of additional growth opportunities it is investigating/progressing 20

Capital, funding & Financials

CORPORATE HISTORY & DIRECTORY

Strong investor base; blue chip corporate services

Date/Ticker	Event
December 2007 (Ticker: TCW, AMEX)	SPAC IPO: $552mn Triplecrown Acquisition Corp. ("TCW") underwritten by Citigroup
December 2009 (Ticker: CAGZ, OTC)	TCW merges with Cullen Agricultural Holding Corp. ("CAGZ")
November 2013 (Ticker: CAGZ, OTC)	CAGZ provides initial loan to Long Island Brand Beverages ("LIBB")
May 2015 (Ticker: LTEA, OTC)	CAGZ merges with LIBB to form Long Island Iced Tea Corp. ("LTEA")

Corporate Directory	
Auditor	Marcum LLP
General Counsel	Graubard Miller
Transfer Agent	Continental Stock Transfer & Trust Co.
Corporate Communications	Sloane & Company

Shareholder[1]	Shares	Outstanding Ownership	Beneficial Ownership[2]
Phillip Thomas, CEO & Co-Founder	727,891	15.5%	16.1%
Thomas Panza, Co-Founder	721,641	15.3%	15.6%
Other Officers and Directors	151,434	3.2%	4.0%
Ivory Castle Limited	929,743	19.8%	20.2%
Eric J. Watson	754,355	16.0%	29.0%
Bass Properties, LLC	378,438	8.0%	8.3%
Jonathan J. Ledecky	133,333	2.8%	2.8%
KA # 2 LTD	-	0.0%	10.0%
Other public shareholders	904,772	19.2%	20.8%
Total	4,701,607	100.0%	

1) *Shareholder information as of February 21, 2016*
2) *Beneficial ownership totals computed using SEC ownership rules*

LONG ISLAND ICED TEA CORP. - INVESTOR PRESENTATION - Q1 2016 22

Long island iced tea corp. - Investor presentation - q1 2016 Timeline & Proposed Capital deployment 1H 2016 2H 2016 1 H 2017 Acceleration of ‘In Market’ Promotional Activity¹ Gallon Expansion¹ New Territory Expansion¹ Consumer Based Marketing Programs Potential NASDAQ up - listing in 2H 2016 Chain / Nationwide Expansion¹ Digital Marketing 23 Private Label 1) Plus associated / required headcount

Long island iced tea corp. - Investor presentation - q1 2016 $361 $376 $143 $181 $286 $200 $170 $174 $380 $394 $234 $265 $600 $414 $500 $0 $150 $300 $450 $600 $750 Q2 '12 Q4 '12 Q2 '13 Q4 '13 Q2 '14 Q4 '14 Q2 '15 Q4 '15 Est 12 - Pack Cases, Excluding Costco (000)¹ Net Sales, Excluding Costco ($000)¹ 54.4 56.8 21.4 31.7 41.5 28.5 25.6 26.3 86.1 74.0 37.6 41.4 94.4 76.8 100.7 0 25 50 75 100 125 Q2 '12 Q4 '12 Q2 '13 Q4 '13 Q2 '14 Q4 '14 Q2 '15 Q4 '15 Est 2012 2013 2014 ▪ Launched using independent distributors ▪ Major regional distributors secured ▪ Sam’s Club showcases, Costco rollout and 1,200 retail doors ▪ Northeast ad campaign 2015 ▪ Developing Top 10 Markets ▪ Southeast expansion Financial Performance 24 1) Financial data estimated for Q4 2015; case figures calculated from typical selling price using 12 pack 20 ounce bottle equivalents

RECENT BEVERAGE M&A

Body Armor Case Study[1]

- Received $20mn equity investment from Dr Pepper Snapple Group ("DPS") in August 2015 at a $171mn valuation
- Revenues of $30mn in 2014 and 180% YoY growth through August 2015

Bai Brands Case Study[2,3]

- Received $15mn equity investment from DPS in April 2015 at a $500mn valuation
- Revenues of $5mn in 2012, $17mn in 2013, $50mn in 2014E and $125mn in 2015E

Vita Coco Case Study[4]

- Sold 25% stake to Reignwood Group in July 2014 at a $665mn valuation
- Global retail sales rose 31% to $421mn in 2014

Other Transactions

- Sunny Delight sale to Brynwood Partners
- American Beverage Corporation sale to Harvest Hill Beverage
- Muscle Milk sale to Hormel Foods
- ZICO sale to Coca-Cola
- Honest Tea sale to Coca-Cola
- Vitamin Water sale to Coca-Cola

1) *Source: Wall Street Journal "Dr Pepper Buys Stake in Gatorade Rival BodyArmor" August 2015*
2) *Source: Foodnavigator-usa.com "Dr Pepper invests $15m in minority stake in Bai Brands" April 2015*
3) *Source: BevNet "Bai-Popping Number: DPS Investment Based on $500M Valuation" April 2015*
4) *Source: Wall Street Journal "Coconut Water Maker Vita Coco Broadens Overseas Footprint" April 2015*

LONG ISLAND ICED TEA CORP. - INVESTOR PRESENTATION - Q1 2016 25

INVESTMENT THESIS KEY INGREDIENTS FOR SUCCESS

Capitalizing on globally recognized brand name

NARTD Tea

- Premium liquid brewed from real tea, using cane sugar and non-GMO ingredients
- Hard work is done, significant capital invested to date, distribution expanding rapidly, company at inflection point
- 2015E net sales of $1.8mn, up 50% on 2014[1]
- LIIT had a 4.6% market share in a northeast supermarket chain with over 200 locations throughout PA, NJ, NY and CT
  - Distribution in 3 states from 2011, with 8 more states 2015/2016
  - A 2% national market share = $106mn annual revenue[2]
  - Bai Brands received $500mn valuation, with $50mn 2014 revenue and $125mn 2015E revenue[3]
- Entering gallons market – Arizona is only strong competitor

Corporate

- High quality management – entrepreneur, consumer brand distribution & public accounting
- Potential name change to 'The Original Long Island Company' to reflect heritage position, and provide umbrella for multiple brands (beverage and other)
- Publicly listed on OTC (OTCQB:LTEA), potential NASDAQ up-listing in 2H 2016
- Experienced Advisory Board to help execute strategy

1) *Excludes all Costco sales; financial data estimated for Q4 2015*
2) *Source: IBISWorld Industry Report "RTD Tea Production in the US" December 2014*
3) *Source: BevNet "Bai-Popping Number: DPS Investment Based on $500M Valuation" April 2015*

LONG ISLAND ICED TEA CORP. - INVESTOR PRESENTATION - Q1 2016 26